UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) ______August 5, 2003_______

__________________A. M. Castle & Co._______________________________

(Exact name of registrant as specified in its chapter) (State of jurisdiction(Commission

____Maryland_________	_1-5415___	36-0879160	IRS Employer
of incorporation) File Number)	Identification No.)
__3400 North Wolf Road, Franklin Park, IL _______60131__________ (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code _____847/455-7111_______ -------------------

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On Tuesday, August 5, 2003 the Company disseminated a press release, a copy attached as Exhibit A, announcing the Company’s operational results for the Second Quarter and the Six-Month Period ending June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. M. Castle & Co.

/S/ Edward F. CullitonEdward
F. CullitonVice
President & CFO

Date______August 4, 2003_____________________